================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 2003


                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        CAYMAN ISLANDS                             0-22483                              73-468669
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                                   ----------

================================================================================

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Seven Seas Petroleum Inc. ("SSPI" or the "Parent") is operating under the protection of the United States Bankruptcy Court, Southern District of Texas, Houston Division. The Court approved a January 14, 2003 voluntary Chapter 11 filing and appointed a trustee. The filing pertains only to SSPI, the Cayman Islands-based corporate parent. The Parent's three Colombian subsidiaries (the "Subsidiaries") contain the only material assets. The Subsidiaries are separate legal entities and are in good financial standing.

         On March 17, 2003, the Court signed an agreed Order that precluded SSPI's Trustee from incurring any expense related to the preparation or filing of any Form 10-Ks (including the Form 10-K that was not submitted as required on March 31, 2003.) The Court further ordered that the Trustee shall file with the Securities and Exchange Commission, under cover of a Form 8-K, copies of monthly operating reports that the Trustee is required to file with the Bankruptcy Court. Form 8-Ks will also be filed to disclose material events that are not otherwise fully disclosed in monthly operating reports.


FEBRUARY 2003 MONTHLY OPERATING REPORT

         The attached financial information was prepared for the February 2003 Monthly Operating Report (MOR) for the bankruptcy court. This financial information is not intended to comply with GAAP or any other generally accepted accounting standard. The MOR reflects the position of the parent company, SSPI, on a standalone basis. No employees are employed by SSPI and all significant assets are held by the Subsidiaries.

         The MOR balance sheet reflects SSPI's assets and liabilities and does not reflect the consolidated entities' assets and liabilities. The MOR income statement reflects income and expenses directly incurred by SSPI as well as a management fee incurred for expenses relating to Seven Seas Petroleum USA, Inc., the management subsidiary operating in the United States. Numerous estimates have been made in preparing the February 2003 MOR.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (C) Exhibits

            Exhibit 99.2 - Bankruptcy Monthly Operating Report-February

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SEVEN SEAS PETROLEUM INC.


Date: April 23, 2003

                                    By:  /s/ Ronald A. Lefaive
                                         ---------------------------------------
                                         Ronald A. Lefaive
                                         Vice President of Finance and
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ----------------------
Exhibit 99.2    - Bankruptcy Monthly Operating Report-February